1-800 MUTUALS Advisor Series
                     Generation Wave Aggressive Growth Fund
                           Generation Wave Growth Fund
                     Generation Wave Alternative Growth Fund
                      Generation Wave Balanced Growth Fund
                    Generation Wave Conservative Growth Fund


                                                               December 14, 2001
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                          Supplement to the Prospectus
                               dated June 21, 2001


The Prospectus is amended as follows:

Page 13 Selling (Redeeming) Fund Shares

The second paragraph is replaced by the following:

The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Funds' shareholders. If you redeem shares of a Fund after holding them for less than six months, the Fund will charge you a fee of 2.00% of the value of the shares redeemed. Each Fund, however, reserves the right to lower or waive the amount of this fee. This fee is paid to the Fund to cover the costs of maintaining accounts that are abnormally active.



Please retain this Supplement with your Prospectus for future reference.